SinglePoint

A Technology Company Providing Mobile Payments, Ancillary Cannabis Services & Blockchain Solutions

INVESTOR PRESENTATION
November 2018
OTCQB: SING

DISCLAIMER

This presentation may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including economic slowdown affecting companies, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, legislative, regulatory and competitive developments and general economic conditions. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in SinglePoint's filings with the Securities and Exchange Commission, which factors may be incorporated herein by reference. Forward-looking statements may be identified but not limited by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," or "continue" and variations or similar expressions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

SinglePoint

INVESTMENT HIGHLIGHTS

LEVERAGING TECHNOLOGY EXPERTISE INTO EMERGING OPPORTUNITIES IN THE PAYMENTS, BLOCKCHAIN AND CANNABIS MARKETS

- Diversified strategy capitalizing on emerging opportunities in the mobile payments, cannabis & blockchain markets
- Revenue generation from multiple sources
  - Internal Product Development
  - Partnerships
  - Acquisitions
- Cross-sell opportunities between operating businesses

SinglePoint

PORTFOLIO COMPANIES

ADDRESSING UNMET OPPORTUNITIES IN EMERGING MARKETS

ShieldSaver

Stakehaul

SingleSeed

SinglePoint

convectium

technology | infrastructure | automation

DIGS

Discount Indoor Garden Supply

SinglePoint

Includes companies which Singlepoint owns a minority interest (for a more detailed discussion please refer to SEC filings made by SinglePoint

www.singlepoint.com

SINGLEPOINT

MOBILE WEB CREDIT CARD GATEWAY – PAY BY TEXT

- Mobile web checkout gateway service allows mobile users to purchase goods and services directly from any web-enabled mobile phone via credit or debit card
- One-Time Transactions of any value
- Recurring Transactions utilized for daily, weekly, monthly and annual subscriptions
- Authorization to validate a credit card without payment; ability to generate an authorization request on a provided credit card

SinglePoint

SINGLESEED

DEDICATED TO PROVIDING SERVICES TO THE UNDERSERVED CANNABIS AND HEMP BASED MARKETS

- Launched in March 2018
- Online business providing hemp-based products to consumers
- Utilizing social marketing strategies and attending industry trade shows to drive additional purchases and distribution
- Resells services such as internet marketing, payment processing and website design

SinglePoint

SINGLECOIN

ALTERNATIVE PAYMENT SOLUTION FOR CANNABIS BUSINESSES TO UTILIZE BITCOIN

- Conceptualized in 2014 and launched in September 2018
- Co-developed with AppSwarm
- Enables dispensaries to accept and convert Bitcoin
- National TV ad campaign featuring Kevin Harrington, an Original Shark on the hit TV show Shark Tank

SinglePoint

DIGS

DISCOUNT INDOOR GARDEN SUPPLIES

- Provides hydroponic supplies and nutrients to commercial and individual farmers
- Two retail locations in California and an online store
- Sells nutrients, lights, HVAC systems, among other products to individuals that are interested in horticulture
- Fulfills and distributes products at wholesale costs to other business and stores in the southern California market

SinglePoint

LASTMILE DELIVERY

PLATFORM LEVERAGES ADVANCED ROUTING & LOCATION TECHNOLOGY

- Provides SMBs the ability to streamline their deliveries and give customers the insight and predictability of when a delivery will arrive
  - Location tracking
  - Estimated Time of Arrival
  - Product Tracking and Inventory
  - Omnichannel E-commerce Experience
  - Scheduled Arrival Time

SinglePoint

SHIELDSAVER

LEVERAGES PROPRIETARY TECHNOLOGY TO EFFICIENTLY TRACK AUTOMOTIVE DATA

- Technology focused automotive company working to efficiently track records of vehicle repairs
- Pairing repair shops with potential customer via proprietary License Plate Recognition technology
- Works closely with large parking lot management companies at airports and other locations around the United States to obtain the data needed to operate

SinglePoint

JAG

JIFFY AUTO GLASS

- Provides windshield replacement services in Denver, Colorado and Phoenix, Arizona
- Works closely with ShieldSaver to test and drive new technological development in the automotive market
- Able to fulfill work orders for ShieldSaver in markets the company has a presence, such as Denver and Phoenix

SinglePoint

CONVECTIUM

WE DO NOT TOUCH PLANTS, OUR PROPRIETARY TECHNOLOGY AND WORKFLOW AUTOMATION EQUIPMENT HELP GROW THE COMPANIES THAT DO.

- Convectium's proprietary technology and advanced equipment is used by companies in the vape industry to automate their workflow.
- Products include 710shark oil filling system, 710captain auto-capping machine, 710cove no-leak cartridge platform and 710seal packaging line.

SinglePoint

TECHNOLOGY

LastMile

SINGLECOIN. EXCHANGE

SingleSeed Payments

SinglePoint


SHIELDSAVER
CAR HISTORY COMPANY
LOT OWNER
INSTALL COMPANY
CAR OWNER
INSTALLER
SHIELD SAVER
BLOCKCHAIN
PARTS SUPPLIER
NEXT CAR OWNER
GOVERNMENT
CAR FINANCER
QOUTE GIVER
INSURANCE COMPANY

COMPETITIVE ADVANTAGES

WHY CUSTOMERS CHOOSE TO WORK WITH US

- Managed Services Provider
- Text Message Payment Options
- Rapid Service Delivery
- Customized API Access for Clients
- Ability to Reduce Costs
- Cross Market Integration Options

SinglePoint

STRATEGY

ORGANIC GROWTH + INVESTMENTS & ACQUISITIONS

- Platforms and technologies to address unmet opportunities in emerging markets
- Cross-sell among portfolio companies
- Pipeline of investment & acquisition opportunities

SinglePoint

MANAGEMENT & BOARD

GREG LAMBRECHT – CHAIRMAN & CHIEF EXECUTIVE OFFICER

As Chairman, CEO and founder of SinglePoint Inc., Greg leads the company in its mission. He oversees all company operations including investor relations, the leadership of the Board of Directors, and daily business activities. Greg has a successful track record of founding and leading start-up companies. As the founder of PCI, a leading consumer product distribution company, Greg negotiated agreements with the nation's largest retail outlets such as 7-11 (Southland Corp), Albertson's, and Costco representing 25,000 retail accounts. Greg lead PCI through a NASDAQ listed IPO, raising $10,000,000. In 2006 Greg started LifeStyle Wireless which he led to the OTC Pink Stock Market changing the name to SinglePoint: ticker symbol SING. Greg is a graduate of Western Washington University with a degree in Marketing and Communications.

WIL RALSTON – PRESIDENT & DIRECTOR

Wil has a successful track record of building and maintaining great relationships with clients. Recognized as the top representative in his section by Nike, after college graduation Wil chose to continue in sales with SinglePoint where he has on-boarded marquee clients including GolfLogix and MonteFiore Inspired Medicine. Wil graduated cum laude from the WP Carey School of Business at Arizona State University with a degree in Global Agribusiness and a specialization in Professional Golf Management. Wil is currently recognized by the Professional Golfers Association of America (PGA) as a Class A Professional.

SinglePoint

MANAGEMENT & BOARD

ERIC LOFDAHL – CHIEF TECHNOLOGY OFFICER & DIRECTOR

Eric Lofdahl has over 20 years experience in the technology sector, including positions in software development, program management, complex system integration, and engineering process definition. As SinglePoint CTO, Eric has led the definition and deployment of the company's mobile messaging, anti-spam, and content delivery products. Before SinglePoint, he worked at the Boeing Company, where he led a team that successfully developed advanced wireless and satellite data products based on commercial technology for the U.S. Air Force. He also directed the teams that developed new products and capabilities for many military airplane programs, including the AWACS, F-22 and B-1B programs. Eric holds a Bachelor of Science degree in electrical engineering from Iowa State University.

VENU ARAVAMUDAN - DIRECTOR

Vena Aravamudan is a seasoned software industry executive with over 25 years experience leading engineering, product management and marketing efforts at industry leading software companies. Venu worked at VMware between 2008-2014 as a Sr Director leading efforts in business critical applications, virtualized security and private cloud products and solutions. He was at Limelight Networks between 2014 and 2015 as a VP of engineering and product management, delivering a next generation cloud based video delivery platform. He was a General Manager at Amazon Web Services Relational Database Services between 2016-2017, Venu is currently a SVP & GM at F5 Networks Inc, where he is leading efforts to develop and launch a new cloud services business which is critical to long-term viability. Venu graduated with a Bachelors in Engineering from the Indian Institute of Technology and a Masters of Science in Applied Mathematics from Rensselaer Polytechnic Institute.

SinglePoint

STOCK SNAPSHOT

SEC REPORTING

SinglePoint	OTCQB: SING
Stock Price (9/28/2018)	$0.0365
Shares Outstanding	1,167.9 million
Float	946.5 million
Market Cap Value	$42.4 million
52-Week Range	$0.0235 - $0.133
Average Daily Volume	5.2 million shares
# of Shareholders	30,000
Revenue (6 Months Ended 6/30/18)	$500,000

SinglePoint

CORPORATE INFO

Attorney:
JMS Law Group
Long Island
New York

Transfer Agent:
West Coast Stock Transfer
721 N. Vulcan Avenue
Suite 205
Encinitas, CA 92024
p619-664-4780
www.westcoaststocktransfer.com

Auditor:
Turner, Stone & Company
12700 Park Cenral Drive
Suite 1400
Dallas, TX 75251
p972-239-1660
www.turnerstone.com

Corporate:
2999 North 44th Street
Suite 530
Phoenix, AZ 85018
p855-711-2009
investors@singlepoint.com

SinglePoint

SinglePoint

Corporate:
p855-711-2009
investors@SinglePoint.com

Contact:
Hayden IR
P917-841-5859
hdavner@haydenir.com

For more information, please visit: SinglePoint.com

Connect on social media at:
https://www.facebook.com/SinglePointMobile
https://twitter.com/_SinglePoint
https://www.linkedin.com/company/singlepoint

SinglePoint